UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 1, 2021

NIELSEN HOLDINGS PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Bonus Payments

On March 1, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Nielsen Holdings plc (the “Company”) and on March 3, 2021, the Board, with respect to the Company’s Chief Executive Officer, exercised its discretion in determining to increase cash bonus payouts under the Company’s Annual Incentive Plan (“AIP”) with respect to the fiscal year ending December 31, 2020 (“fiscal 2020”), above those amounts that would otherwise have been payable based on achievement of applicable performance targets under the AIP. Modified payouts include the following with respect to the executives noted below:

Name and Title	AIP Payout ($)	Payout (% of Target)
David Kenny, Chief Executive Officer	$1,703,625	88.5%
Linda Zukauckas, Chief Financial Officer	$796,500	88.5%
George Callard, Chief Legal and Corporate Affairs Officer	$553,125	88.5%
Christopher Taft, Senior Vice President and Corporate Controller	$202,500	135%

Prior to exercising its discretion, the Compensation Committee and the Board carefully considered certain factors, including that these executives accepted salary reductions during the period from May through September 2020, full year performance despite the impact of COVID-19 on the business, COVID-19 management, the execution of the separation and sale of Nielsen Global Connect from Nielsen Global Media and the transformation of the business.

Special Bonuses

In addition, at the same time, the Compensation Committee approved the following special cash bonuses to each of the executives named below in recognition of their extraordinary efforts related to the separation and sale of the Connect business, COVID 19 management during fiscal 2020 and certain transformative transactions:

Name and Title	Amount
Linda Zukauckas, Chief Financial Officer	$450,000
George Callard, Chief Legal and Corporate Affairs Officer	$312,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2021

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary